Supplement to Prospectus
                             dated October 24, 2003


                       Government Securities Equity Trust


     The Sponsor has entered into negotiations with First Trust Portfolios L.P. ("FTP") with the intention of having FTP replace Prudential Investment Management Services LLC ("PIMS") as sponsor of the Trust, as well as the other trusts which PIMS presently sponsors. FTP (formerly Nike Securities LLP) is in the business of sponsoring unit investment trusts and has engaged in that business for many years.

     If FTP becomes the successor, FTP will have the responsibilities of the sponsor under the Indenture for the Trust and will become the portfolio supervisor for the Trust instead of Prudential Investments LLC.

     There can be no assurance that a successor sponsor would seek, and (like the Sponsor) it would not be obligated, to offer trusts with the same strategy as this Trust and, therefore, upon termination of the Trust, a Unit Holder may not be able to invest in a new trust that utilizes the same strategy as the Trust.

     No definitive agreement with FTP has been entered into to date and no assurance can be given that an agreement with FTP will be reached. If an agreement with FTP is not reached, PIMS may enter into negotiations with other entities, one of which may become successor sponsor. Alternatively, PIMS may determine to discontinue sponsorship of new trusts such as the Trust. In either case, upon termination of the Trust, a Unit Holder may not be able to invest in a new trust that utilizes the same strategy as the Trust.